POWER OF ATTORNEY
FOR EXECUTING FORMS 3, 4 AND 5
August 13, 2025
KNOW ALL BY THESE PRESENTS, that the undersigned, Brittany Raiford, hereby constitutes and appoints each of Chris Lacy and Michael D. May, signing singly, her true and lawful attorney-in-fact to:
1. execute for and on behalf of the undersigned Forms 3, 4 and 5 in accordance with
Section 16(a) of the
Securities Exchange Act of 1934 and the rules thereunder;
2. do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable
to complete the execution of any such Form 3, 4 or 5 and the timely filing of such form
with the United States
Securities and Exchange Commission and any other authority; and
3. take any other action of any type whatsoever in connection with the foregoing,
including the execution of a
Form ID, which, in the opinion of such attorney-in-fact, may be of benefit to, in the
 best interest of, or
legally required by, the undersigned, it being understood that the documents executed
by such attorney-in-fact
on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such
terms and conditions as such attorney-in-fact may approve, in his or her discretion.
The undersigned hereby grants to such attorney-in-fact full
power and authority to do
and perform each and every
act and thing whatsoever requisite, necessary and proper
to be done in the exercise of
any of the rights and powers
herein granted, as fully to all intents and purposes as
such attorney-in-fact might or
could do if personally present,
with full power of substitution or revocation, hereby
ratifying and confirming all that
such attorney-in-fact, or
his or her substitute or substitutes, shall lawfully do
or cause to be done by virtue of
this power of attorney and
the rights and powers herein granted.
The undersigned acknowledges that the foregoing
attorney-in-fact, in serving in such
capacity at the request of the
undersigned, is not assuming any of the undersigned's responsibilities to comply with
Section 16 of  the Securities
Exchange Act of 1934.
*  *  *  *  *
IN WITNESS WHEREOF, the undersigned has caused
 this Power of Attorney to be
executed as of
this 13th day of August, 2025.
By:	/s/ Brittany Raiford
Name: Brittany Raiford
Title: 	Interim Chief Financial Officer